PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Oct. 31, 2011
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]
1. PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Advaxis is a biotechnology company developing the next generation of immunotherapies for cancer and infectious diseases. Our novel platform technology is designed to generate a comprehensive immune response by serving as its own adjuvant, directing antigen presentation, increasing tumor infiltrating killer T-cells, and decreasing Tregs/MDSCs in the tumor. Today, the Company has approximately 19 (19) distinct constructs in various stages of development, directly developed by the Company and through strategic collaborations with recognized centers of excellence such as: the National Cancer Institute , Cancer Research – UK , the Wistar Institute , and the University of Pennsylvania.

Since the Company’s inception in 2002, it has focused its initial development efforts upon immunotherapies targeting cervical cancer, its predecessor condition, cervical intraepithelial neoplasia, head and neck cancer, breast cancer, prostate cancer, and other cancers and infectious diseases. Although no products have been commercialized to date, research and development and investment continue to be placed behind the pipeline and the advancement of this technology. Pipeline development entails risk and expense. It is anticipated that ongoing operational costs for the Company will continue to increase significantly due to several ongoing clinical trials that began this fiscal year.

Basis of Presentation

The preparation of financial statements in accordance with GAAP involves the use of estimates and assumptions that affect the recorded amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results may differ substantially from these estimates.  Significant estimates include the fair value and recoverability of the carrying value of intangible assets (patents and licenses), the fair value of options, the fair value of embedded conversion features, warrants and related disclosure of contingent assets and liabilities.  On an on-going basis, we evaluate our estimates, based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances.  Actual results may differ from estimates.

The Company’s products are being developed and have not generated significant revenues.  As a result, the Company has suffered recurring losses and its liabilities exceed its assets which raises substantial doubt about its ability to continue as a going concern.  These losses are expected to continue for an extended period of time.  The Company intends to continue raising funds through the sale of both debt and equity in order to continue funding ongoing clinical trials activity.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. There is a working capital deficiency, a shareholders’ deficiency and recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments to the carrying amount and classification of recorded assets and liabilities should the Company be unable to continue operations.  Management’s plans are to continue to raise additional funds through the sales of debt or equity securities. Results of operations for the interim periods presented are not necessarily indicative of results to be expected for the year.

Summary of Significant Accounting Policies

Revenue Recognition

Revenue from license fees and grants is recognized when the following criteria are met; persuasive evidence of an arrangement exists, services have been rendered, the contract price is fixed or determinable, and collection is reasonably assured. In licensing arrangements, delivery does not occur for revenue recognition purposes until the license term begins. Nonrefundable upfront fees received in exchange for products delivered or services performed that do not represent the culmination of a separate earnings process will be deferred and recognized over the term of the agreement using the straight line method or another method if it better represents the timing and pattern of performance. Since its inception, all of the Company’s revenues have been from multiple grants. For the year ended October 31, 2011, the Company did not receive any revenue from grants.

For revenue contracts that contain multiple elements, revenue arrangements with multiple deliverables are divided into separate units of accounting if the delivered item has value to the customer on a standalone basis and there is objective and reliable evidence of the fair value of the undelivered item.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts (money market) that at times exceed federally insured limits.

Fixed Assets

Equipment is stated at cost. Depreciation and amortization are provided for on a straight-line basis over the estimated useful life of the asset ranging from 3 to 5 years. Expenditures for maintenance and repairs that do not materially extend the useful lives of the respective assets are charged to expense as incurred. The cost and accumulated depreciation and/or amortization of assets retired or sold are removed from the respective accounts and any gain or loss is recognized in operations.

Intangible Assets

Intangible assets, which consist primarily of legal and filing costs in obtaining patents and licenses and are being amortized on a straight-line basis over 20 years.

We review our long-lived assets for impairment whenever events and circumstances indicate that the carrying value of an asset might not be recoverable and its carrying amount exceeds its fair value, which is based upon estimated undiscounted future cash flows. Net assets recorded on the balance sheet for patents and licenses related to ADXS-HPV, ADXS-PSA and ADXS-HER2 and other products are in development. However, if a competitor were to gain FDA approval for a treatment before us or if future clinical trials fail to meet the targeted endpoints, we would likely record an impairment related to these assets. In addition, if an application is rejected or fails to be issued we would record an impairment of its estimated book value.

Net Loss Per Share

Basic net income or basic net loss per common share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the periods. Diluted earnings per share give effect to dilutive options, warrants, convertible debt and other potential common stock outstanding during the period. Therefore, in the case of a net loss the impact of the potential common stock resulting from warrants, outstanding stock options and convertible debt are not included in the computation of diluted loss per share, as the effect would be anti-dilutive. In the case of net income the impact of the potential common stock resulting from these instruments that have intrinsic value are included in the diluted earnings per share. The table sets forth the number of potential shares of common stock that have been excluded from diluted net loss per share. For 2011 and 2010, approximately 49.4 million warrants and 86 million warrants, respectively (excluding approximately 25.6 million warrants and 15.8 million warrants, respectively, held by an affiliate of Optimus as defined  in Note #11) include anti-dilutive provisions to adjust the number and price of the warrants based on certain types of equity transactions.

	As of October 31,
	2011	2010
Warrants	137,841,857	103,139,628
Stock Options	27,317,424	26,467,424
Convertible Debt (using the if-converted method)	61,660,382	4,358,176
Total	226,819,663	133,965,228

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. Future ownership changes may limit the future utilization of these net operating loss and research and development tax credit carry-forwards as defined by the Internal Revenue Code. The amount of any potential limitation is unknown. The net deferred tax asset has been fully offset by a valuation allowance due to our history of taxable losses and uncertainty regarding our ability to generate sufficient taxable income in the future to utilize these deferred tax assets.

Accounts Payable

Accounts payable consists entirely of trade accounts payable

Research and Development Expenses

Research and development expenses include, but are not limited to, payroll and personnel expenses, lab expenses, clinical trial and related clinical manufacturing costs, facilities and related overhead costs.

Accounting for Stock-Based Compensation

Stock-based compensation is estimated at the grant date based on the award’s fair value as calculated by the Black-Scholes-Merton option-pricing model (hereinafter referred to as the “BSM model”) and is recognized as expense over the requisite service period. The BSM model requires various assumptions including volatility, forfeiture rates and expected option life. If any of the assumptions used in the BSM model change significantly, stock-based compensation expense may differ materially in the future from that recorded in the current period. See Note #2 for information on stock-based compensation expense incurred (in addition to the various assumptions utilized in the BSM Model) in the years ending October 31, 2011 and 2010.

Warrant Liability/Embedded Derivative Liability

The Company has outstanding Warrants and convertible features (Embedded Derivatives) in its outstanding short-term convertible promissory notes (which include our Bridge Notes, May 2011 Notes and October 2011 Notes). . The Warrants and Embedded Derivatives are recorded at their relative fair values at issuance.  Those Warrants, which are classified as liabilities, along with all Embedded Derivatives will continue to be recorded at fair value each subsequent balance sheet date. Any change in fair value between reporting periods will be reported on the statement of operations. As of October 31, 2011, the Company had approximately 101 million of its outstanding warrants classified as liabilities (liability warrants) and approximately 36.8 million of its outstanding warrants classified as equity (equity warrants).  At issuance, equity warrants are recorded at fair value in the stockholders equity section of the balance sheet. Our equity warrants can only be settled through the issuance of shares and are not subject to anti-dilution provisions.  A certain number of liability warrants contain a cash settlement provision in the event of a fundamental transaction (as defined in the common stock purchase warrant) and approximately 49.4 million of our approximately 101 million liability warrants are subject to anti-dilution provisions.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.